EXHIBIT 32.1

CERTIFICATION OF CEO AND CFO PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Centrus Energy Corp. for the quarter ended June 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), pursuant to 18 U.S.C. § 1350, Daniel B. Poneman, President and Chief Executive Officer, and Stephen S. Greene, Senior Vice President, Chief Financial Officer and Treasurer, each hereby certifies, that, to his knowledge:

(1)       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Centrus Energy Corp.

August 7, 2015	/s/ Daniel B. Poneman
Daniel B. Poneman
President and Chief Executive Officer

August 7, 2015	/s/ Stephen S. Greene
Stephen S. Greene
Senior Vice President, Chief Financial Officer and Treasurer